UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2003 (November 4, 2003)

New Century Equity Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28536 (Commission File Number)	74-2781950 (IRS Employer Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas (Address of Principal Executive Offices)	78216 (Zip Code)

Registrant’s telephone number, including area code: (210) 302-0444

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit	Description

99.1	Press Release, dated November 4, 2003

Item 12. Results of Operations and Financial Condition

        On November 4, 2003, the Company announced its results of operations for the three and nine months ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

        The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of November 4, 2003 and may change thereafter.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY EQUITY HOLDINGS CORP.

Date: November 5, 2003	By:	/s/ DAVID P. TUSA ————————————————
		Name: Title:	David P. Tusa Executive Vice President, Chief Financial Officer and Corporate Secretary

3

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated November 4, 2003